                                                               EX-99.B(d)(1)(ii)

                                   Schedule A

                                                          As of November 5, 2002

                             WELLS FARGO FUNDS TRUST
                         Capped Operating Expense Ratios

--------------------------------------------------------------------------------------------------------------------
Name of Fund/Class                                                    Capped                 Expiration/
                                                                      Operating              Renewal Date
                                                                      Expense Ratio
--------------------------------------------------------------------------------------------------------------------
Asset Allocation
         Class A                                                      1.15%                  January 31
         Class B                                                      1.90%                  January 31
         Class C                                                      1.90%                  January 31
         Institutional Class                                          0.90%/1/               January 31
--------------------------------------------------------------------------------------------------------------------
California Limited Term Tax-Free
         Class A                                                      0.85%                  October 31
         Class C                                                      1.60%                  October 31
         Institutional Class                                          0.60%                  October 31
--------------------------------------------------------------------------------------------------------------------
California Tax-Free
         Class A                                                      0.80%                  October 31
         Class B                                                      1.55%                  October 31
         Class C                                                      1.55%                  October 31
         Institutional Class                                          0.55%                  October 31
--------------------------------------------------------------------------------------------------------------------
California Tax-Free Money Market
         Class A                                                      0.65%                  July 31
         Service Class                                                0.45%                  July 31
--------------------------------------------------------------------------------------------------------------------
California Tax-Free Money Market Trust                                0.20%                  July 31
--------------------------------------------------------------------------------------------------------------------
Cash Investment Money Market
         Service Class/Admin.                                         0.48%                  July 31
         Institutional Class                                          0.25%                  July 31
--------------------------------------------------------------------------------------------------------------------
Colorado Tax-Free
         Class A                                                      0.85%                  October 31
         Class B                                                      1.60%                  October 31
         Institutional Class                                          0.60%                  October 31
--------------------------------------------------------------------------------------------------------------------
Diversified Bond
         Institutional Class                                          0.70%                  September 30
--------------------------------------------------------------------------------------------------------------------
Diversified Equity
         Class A                                                      1.25%                  January 31
         Class B                                                      2.00%                  January 31
         Class C                                                      2.00%                  January 31
         Institutional Class                                          1.00%                  January 31
--------------------------------------------------------------------------------------------------------------------
Diversified Small Cap
         Institutional Class                                          1.20%                  January 31
--------------------------------------------------------------------------------------------------------------------

---------------
/1/ On August 6, 2002, the Board of Trustees approved a reduction to the capped operating expense ratio ("net OER") for this Class, effective February 1, 2003. The net OER for this Class is 0.95% through January 31, 2003.

--------------------------------------------------------------------------------------------------------------------
Equity Income
         Class A                                                      1.10%                  January 31
         Class B                                                      1.85%                  January 31
         Class C                                                      1.85%                  January 31
         Institutional Class                                          0.85%                  January 31
--------------------------------------------------------------------------------------------------------------------
Equity Index
         Class A                                                      0.67%                  January 31
         Class B                                                      1.41%                  January 31
         Class O                                                      0.50%                  January 31
--------------------------------------------------------------------------------------------------------------------
Equity Value
         Class A                                                      1.10%                  January 31
         Class B                                                      1.85%                  January 31
         Class C                                                      1.85%                  January 31
         Institutional Class                                          0.85%                  January 31
--------------------------------------------------------------------------------------------------------------------
Government Institutional Money Market                                 0.20%                  July 31
--------------------------------------------------------------------------------------------------------------------
Government Money Market
         Class A                                                      0.75%                  July 31
         Service Class                                                0.50%                  July 31
--------------------------------------------------------------------------------------------------------------------
Growth Balanced/2/
         Class A                                                      1.20%                  January 31
         Class B                                                      1.95%                  January 31
         Class C                                                      1.95%                  January 31
         Institutional Class                                          0.95%                  January 31
--------------------------------------------------------------------------------------------------------------------
Growth Equity
         Class A                                                      1.50%                  January 31
         Class B                                                      2.25%                  January 31
         Class C                                                      2.25%                  January 31
         Institutional Class                                          1.25%                  January 31
--------------------------------------------------------------------------------------------------------------------
Growth/3/
         Class A                                                      1.25%                  January 31
         Class B                                                      2.00%                  January 31
         Institutional Class                                          1.00%                  January 31
--------------------------------------------------------------------------------------------------------------------
High Yield Bond
         Class A                                                      1.15%                  September 30
         Class B                                                      1.90%                  September 30
         Class C                                                      1.90%                  September 30
--------------------------------------------------------------------------------------------------------------------
Income
         Class A                                                      1.00%                  September 30
         Class B                                                      1.75%                  September 30
         Institutional Class                                          0.75%                  September 30
--------------------------------------------------------------------------------------------------------------------
Income Plus
         Class A                                                      1.00%                  September 30
         Class B                                                      1.75%                  September 30
         Class C                                                      1.75%                  September 30
--------------------------------------------------------------------------------------------------------------------
Index
         Institutional Class                                          0.25%                  January 31
--------------------------------------------------------------------------------------------------------------------

---------------
/2/ On August 6, 2002, the Board of Trustees approved an increase to the net OER for all Classes of this Fund, effective February 1, 2003. The net OER for Class A is 1.15%, the net OER for Class B and Class C is 1.90%, and the net OER for the Institutional Class is 0.93%, through January 31, 2003.

/3/ On August 6, 2002, the Board of Trustees approved an increase to the net OER for Class A and Class B shares, effective February 1, 2003. The net OER for Class A is 1.12%, and the net OER for Class B is 1.87%, through January 31, 2003.

--------------------------------------------------------------------------------------------------------------------
Index Allocation
         Class A                                                      1.30%                  January 31
         Class B                                                      2.05%                  January 31
         Class C                                                      2.05%                  January 31
--------------------------------------------------------------------------------------------------------------------
Inflation-Protected Bond Fund/4/
         Class A                                                      0.85%                  September 30
         Class B                                                      1.60%                  September 30
         Class C                                                      1.60%                  September 30
         Institutional Class                                          0.60%                  September 30
--------------------------------------------------------------------------------------------------------------------
Intermediate Government Income
         Class A                                                      0.95%                  September 30
         Class B                                                      1.70%                  September 30
         Class C                                                      1.70%                  September 30
         Institutional Class                                          0.70%                  September 30
--------------------------------------------------------------------------------------------------------------------
International Equity
         Class A                                                      1.50%                  January 31
         Class B                                                      2.25%                  January 31
         Class C                                                      2.25%                  January 31
         Institutional Class                                          1.25%                  January 31
--------------------------------------------------------------------------------------------------------------------
Large Cap Appreciation/5/
         Class A                                                      1.25%                  January 31
         Class B                                                      2.00%                  January 31
         Class C                                                      2.00%                  January 31
         Institutional Class                                          1.00%                  January 31
--------------------------------------------------------------------------------------------------------------------
Large Company Growth/6/
         Class A                                                      1.20%                  January 31
         Class B                                                      1.95%                  January 31
         Class C                                                      1.95%                  January 31
         Institutional Class                                          0.95%                  January 31
--------------------------------------------------------------------------------------------------------------------
Limited Term Government Income
         Class A                                                      0.95%                  September 30
         Class B                                                      1.70%                  September 30
         Institutional Class                                          0.70%                  September 30
--------------------------------------------------------------------------------------------------------------------
Liquidity Reserve Money Market
         Investor Class                                               1.00%                  July 31
--------------------------------------------------------------------------------------------------------------------
Mid Cap Growth/7/
         Class A                                                      1.45%                  January 31
         Class B                                                      2.20%                  January 31
         Class C                                                      2.20%                  January 31
--------------------------------------------------------------------------------------------------------------------

---------------
/4/ The Initial Commitment extends for one year from the effectiveness of the initial prospectus. Thereafter, the Expiration/Renewal Date is September 30.

/5/ The Initial Commitment extends for one year from the effectiveness of the initial prospectus (September 1, 2002). Thereafter, the Expiration/Renewal Date is January 31. On August 6, 2002, the Board of Trustees approved a 0.05% increase to the net OER of each Class of this Fund, effective February 1, 2003. Through January 31, 2003, the net OER for each Class of the Fund is as follows: 1.20% for Class A; 1.95% for Class B and Class C; and 0.95% for the Institutional Class.

/6/ On August 6, 2002, the Board of Trustees approved an increase to the net OER for the Class B and Class C shares, and a reduction to the net OER of the Institutional Class, effective February 1, 2003. The net OER of Class B and Class C is 1.75%, and the net OER of the Institutional Class is 1.00%, through January 31, 2003.

/7/ On August 6, 2002, the Board of Trustees approved a 0.05% increase in the net OER of each Class of the Fund, effective February 1, 2003. Through January 31, 2003, the net OER of each Class of the Fund is as follows:
     1.40% for Class A; and 2.15% for Class B and Class C.

--------------------------------------------------------------------------------
Minnesota Money Market
         Class A                                        0.80%       July 31
--------------------------------------------------------------------------------
Minnesota Tax-Free
         Class A                                        0.85%       October 31
         Class B                                        1.60%       October 31
         Institutional Class                            0.60%       October 31
--------------------------------------------------------------------------------
Moderate Balanced
         Institutional Class                            0.90%/8/    January 31
--------------------------------------------------------------------------------
Money Market
         Class A                                        0.76%       July 31
         Class S/B                                      1.51%       July 31
--------------------------------------------------------------------------------
Money Market Trust                                      0.20%       July 31
--------------------------------------------------------------------------------
National Limited Term Tax-Free
         Institutional Class                            0.60%       October 31
--------------------------------------------------------------------------------
National Tax-Free
         Class A                                        0.85%       October 31
         Class B                                        1.60%       October 31
         Class C                                        1.60%       October 31
         Institutional Class                            0.60%       October 31
--------------------------------------------------------------------------------
National Tax-Free Institutional Money Market
         Service Class                                  0.45%       July 31
         Institutional Class                            0.30%       July 31
--------------------------------------------------------------------------------
National Tax-Free Money Market
         Class A                                        0.65%       July 31
--------------------------------------------------------------------------------
National Tax-Free Money Market Trust                    0.20%       July 31
--------------------------------------------------------------------------------
Nebraska Tax-Free
         Institutional Class                            0.83%       October 31
--------------------------------------------------------------------------------
OTC Growth
         Class O                                        1.30%       January 31
--------------------------------------------------------------------------------
Outlook Today/9/
         Class A                                        1.30%       June 30
         Class B                                        1.80%       June 30
         Class C                                        1.80%       June 30
         Institutional Class                            1.00%       June 30
--------------------------------------------------------------------------------
Outlook 2010/10/
         Class A                                        1.30%       June 30
         Class B                                        1.80%       June 30
         Class C                                        1.80%       June 30
         Institutional Class                            1.00%       June 30
--------------------------------------------------------------------------------
Outlook 2020/10/
         Class A                                        1.30%       June 30
         Class B                                        1.80%       June 30
         Class C                                        1.80%       June 30
         Institutional Class                            1.00%       June 30
--------------------------------------------------------------------------------


     ____________________________

     /8/ On August 6, 2002, the Board of Trustees approved an increase to the net OER of this Class, effective February 1, 2003. Through January 31, 2003, the net OER of this Class is 0.88%.

     /9/ The Board approved extending the term of the Commitments of all of the Classes of each Outlook Fund until June 30, 2003. The Commitments shown represent the capped operating expense ratios of each Class since the shareholders approved new advisory arrangements in October 2001. The Capped Operating Expense Ratios of the Class B and Class C shares are expected to increase to 2.05% after June 30, 2003.

----------------------------------------------------------------------------
Outlook 2030/10/
         Class A                                    1.30%       June 30
         Class B                                    1.80%       June 30
         Class C                                    1.80%       June 30
         Institutional Class                        1.00%       June 30
----------------------------------------------------------------------------
Outlook 2040/10/
         Class A                                    1.30%       June 30
         Class B                                    1.80%       June 30
         Class C                                    1.80%       June 30
         Institutional Class                        1.00%       June 30
----------------------------------------------------------------------------
Overland Express Sweep                              1.25%       July 31
----------------------------------------------------------------------------
Prime Investment Institutional
Money Market                                        0.20%       July 31
----------------------------------------------------------------------------
Prime Investment Money Market
         Service Class                              0.55%       July 31
----------------------------------------------------------------------------
SIFE Specialized Financial Services/10/
         Class A                                    1.35%       January 31
         Class B                                    2.10%       January 31
         Class C                                    2.10%       January 31
----------------------------------------------------------------------------
Small Cap Growth/11/
         Class A                                    1.45%       January 31
         Class B                                    2.20%       January 31
         Class C                                    2.20%       January 31
         Institutional Class                        1.20%       January 31
----------------------------------------------------------------------------
Small Cap Opportunities
         Institutional Class                        1.20%/12/   January 31
----------------------------------------------------------------------------
Small Company Growth
         Institutional Class                        1.20%/13/   January 31
----------------------------------------------------------------------------
Small Company Value/13/
         Class A                                    1.45%       January 31
         Class B                                    2.20%       January 31
         Class C                                    2.20%       January 31
         Institutional Class                        1.20%       January 31
----------------------------------------------------------------------------
Specialized Health Sciences
         Class A                                    1.65%       January 31
         Class B                                    2.40%       January 31
         Class C                                    2.40%       January 31
----------------------------------------------------------------------------


_______________________________
     /10/ Initial Commitment extends for two years from the commencement of operations of the Fund (February 22, 2004). Thereafter, the Expiration/Renewal Date is January 31.

     /11/ On August 6, 2002, the Board of Trustees approved a 0.05% increase to the net OER to the Class A, Class B and Class C shares, effective February 1, 2003. Through January 31, 2003, the net OER for Class A is 1.40%, and the net OER for Class B and Class C is 2.15%.

     /12/ On August 6, 2002, the Board of Trustees approved a reduction to the net OER of the Institutional Class shares of the Small Cap Opportunities and Small Company Growth Funds, effective February 1, 2003. Through January 31, 2003, the net OER of the Institutional Class for each Fund is 1.25%.

     /13/ On August 6, 2002, the Board of Trustees approved an increase to the net OER for the Class A and Class B shares, and a reduction to the net OER of the Institutional Class, effective February 1, 2003. The Board also authorized the Fund to issue Class C shares. Through January 31, 2003, the net OER of each Class is as follows: 1.40% for Class A; 2.15% for Class B; 2.20% for Class C; and 1.25% for the Institutional Class.

Specialized Technology
         Class A                                     1.75%        January 31
         Class B                                     2.50%        January 31
         Class C                                     2.50%        January 31
-------------------------------------------------------------------------------
Stable Income
         Class A                                     0.90%        September 30
         Class B                                     1.65%        September 30
         Institutional Class                         0.65%        September 30
-------------------------------------------------------------------------------
Strategic Growth Allocation
         Institutional Class                         1.00%        January 31
-------------------------------------------------------------------------------
Strategic Income
         Institutional Class                         0.85%/14/    January 31
-------------------------------------------------------------------------------
Tactical Maturity Bond
         Institutional Class                         0.60%        September 30
-------------------------------------------------------------------------------
Treasury Plus Institutional Money Market
         Service Class                               0.46%        July 31
         Institutional Class                         0.21%        July 31
-------------------------------------------------------------------------------
Treasury Plus Money Market
         Class A                                     0.65%        July 31
-------------------------------------------------------------------------------
WealthBuilder Growth                                 1.25%        September 30
-------------------------------------------------------------------------------
WealthBuilder Growth and Income                      1.25%        September 30
-------------------------------------------------------------------------------
WealthBuilder Growth Balanced                        1.25%        September 30
-------------------------------------------------------------------------------
100% Treasury Money Market
         Class A                                     0.65%        July 31
         Service Class                               0.46%        July 31
-------------------------------------------------------------------------------


_______________________
     /14/ On August 6, 2002, the Board of Trustees approved an increase to the net OER of this Class, effective February 1, 2003. The net OER of the Institutional Class is 0.80% through January 31, 2003.

Most Recent Annual Approval Date:  August 6, 2002.


The above schedule of capped operating expense ratios is agreed to as of November 5, 2002.

                                               WELLS FARGO FUNDS TRUST

                                               By:  /s/ C. David Messman
                                                  ------------------------------
                                                  C. David Messman
                                                  Secretary

                                               WELLS FARGO FUNDS MANAGEMENT, LLC

                                               By:  /s/ Karla M. Rabusch
                                                  ------------------------------
                                                  Karla M. Rabusch
                                                  Senior Vice President, Chief
                                                  Administrative Officer
                                                  and Chief Financial Officer

                                   Schedule B
                                                          As of November 5, 2002

                             WELLS FARGO FUNDS TRUST
                 Not Subject to Capped Operating Expense Ratios

    ----------------------------------------------------------------------------
    Name of Fund/Class                                  Date of
                                                        Removal from
                                                        Schedule A
    ----------------------------------------------------------------------------


    ----------------------------------------------------------------------------


    ----------------------------------------------------------------------------